SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 26, 2006

SOMERSET INTERNATIONAL GROUP, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	0-10854	13-27956-75
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

90 WASHINGTON VALLEY ROAD

BEDMINSTER, NEW JERSEY 07921

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(908) 719-8909

(ISSUER TELEPHONE NUMBER)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On May 26, 2006, the Company approved the issuance of 75,000 shares of restricted common stock to Joshua Emanuel pursuant to a stock purchase agreement at $.20 per shares for a total of $15,000. In addition, the Company issued Mr. Emanuel warrants to purchase a total of up to 15,000 shares of common stock at a per share purchase price of: $.30 if exercised within twelve months from the date of the agreement; $.40 if exercised within 12 months to 24 months from the date of the agreement and $.50 if exercised within 24 months to 36 months from the date of the Agreement. Such shares and warrants were issued pursuant to an exemption from registration at Section 4(2) of the Securities Act of 1933 and are restricted in accordance with Rule 144 of the Securities Act of 1933.

On May 26, 2006, the Company approved the issuance of 75,000 shares of restricted common stock to Randa Globerman pursuant to a stock purchase agreement at $.20 per shares for a total of $15,000. In addition, the Company issued Ms. Globerman warrants to purchase a total of up to 15,000 shares of common stock at a per share purchase price of: $.30 if exercised within twelve months from the date of the agreement; $.40 if exercised within 12 months to 24 months from the date of the agreement and $.50 if exercised within 24 months to 36 months from the date of the Agreement. Such shares and warrants were issued pursuant to an exemption from registration at Section 4(2) of the Securities Act of 1933 and are restricted in accordance with Rule 144 of the Securities Act of 1933.

On May 26, 2006, the Company approved the issuance of 175,000 shares of restricted common stock to Dominick & Dominick, LLC pursuant to a Advisory Agreement dated May 17, 2006. Such shares were issued pursuant to an exemption from registration at Section 4(2) of the Securities Act of 1933 and are restricted in accordance with Rule 144 of the Securities Act of 1933.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Somerset International Group, Inc.

By: /s/ John X. Adiletta

JOHN X. ADILETTA

President

Dated: May 26, 2006